UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported)  September 8, 2009

CANDELA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-14742	04-2477008
(Commission File Number)	(IRS Employer Identification No.)

530 Boston Post Road Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

(508) 358-7400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 8, 2009, Syneron Medical Ltd., a company organized under the laws of the State of Israel (“Syneron”), Syneron Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Syneron (“Sub”), and Candela Corporation, a Delaware corporation (“Candela”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the combination of Syneron and Candela through the merger (the “Merger”) of Sub with and into Candela on the terms and subject to the conditions thereof.  The Merger Agreement has been approved by the Boards of Directors of Syneron and Candela and is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  Syneron and Candela currently expect to complete the Merger by the end of 2009.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Candela common stock will be converted into the right to receive 0.2911 Syneron ordinary shares (the “Exchange Ratio”).  Additionally, at the Effective Time, Syneron will assume all outstanding options to acquire shares of Candela common stock and outstanding Candela stock appreciation rights that are “in the money” (i.e. that have an exercise price less than or equal to the product of (x) the price per share of Syneron’s ordinary shares on the NASDAQ Global Select Market immediately prior to the Effective Time and (y) the Exchange Ratio).  In addition, Syneron will assume all outstanding options to acquire shares of Candela common stock and outstanding Candela stock appreciation rights that are subject to the terms of certain executive retention agreements entered into by Candela with certain of its executive officers, pursuant to the obligations set forth in those agreements.

Following the close of the transaction, Louis P. Scafuri, Syneron’s current Chief Executive Officer, will be Chief Executive Officer of the combined company and Dr. Shimon Eckhouse, Syneron’s current Chairman of the Board of Directors, will remain Chairman of Syneron.  Gerard E. Puorro, Candela’s current Chief Executive Officer, will join Syneron’s Board of Directors.  The management team for the combined company will be comprised of executives from each organization.

The conditions to the Merger include the adoption and approval of the Merger by the stockholders of Candela and, in furtherance thereof, the Board of Directors of Candela has agreed to recommend approval of the Merger to the Candela stockholders.  In addition, Candela and Syneron have each made customary representations, warranties, covenants and other agreements in the Merger Agreement, the accuracy of and compliance with which (to the standard specified in the Merger Agreement) are conditions to the other party’s obligation to consummate the Merger.

The Merger Agreement provides that the consummation of the Merger is also subject to various other customary conditions, including: (i) necessary anti-trust approvals; (ii) the effectiveness of a registration statement on Form F-4 to be filed by Syneron to register the ordinary shares of Syneron to be issued in the Merger; and (iii) the approval of those shares for listing on the NASDAQ Global Select Market.

The Merger Agreement also contains a customary “no-shop” covenant which prohibits Candela from soliciting any alternative acquisition proposals, participating in any negotiations or discussions with any person relating to any alternative acquisition proposal, providing any information to any person in connection with any alternative acquisition proposal, approving, endorsing or recommending any alternative acquisition proposal, or entering into any agreement relating to any alternative acquisition proposal.  The “no-shop” provision is subject to certain exceptions that permit the board of directors of Candela to comply with its fiduciary duties, which, under certain circumstances, would enable Candela to provide information to, and engage in discussions or negotiations with, third parties with respect to alternative acquisition proposals.

The Merger Agreement provides for certain customary termination rights for both Candela and Syneron and further provides that, upon termination under specified circumstances, Candela will be obligated to pay to Syneron a termination fee.  The termination fee payable by Candela is $2,600,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about Candela or Syneron. The Merger Agreement contains representations, warranties and covenants that Candela and Syneron made to each other as of specific dates.  The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Candela and Syneron and may be subject to important qualifications and limitations agreed to by Candela and Syneron in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Candela and Syneron rather than establishing matters as facts.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Candela’s or Syneron’s public disclosures.  For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Voting Agreements

Concurrently with the execution of the Merger Agreement, each of the directors and executive officers of Candela entered into Voting Agreements (the “Voting Agreements”) with Syneron.  The Voting Agreements provide, among other things, that each such person will vote all of the shares of Candela common stock beneficially owned by such person in favor of the Merger and against any opposing proposal.  The Voting Agreements relate to an aggregate of approximately 3% of the outstanding Candela common stock and will also apply to any shares of Candela common stock acquired by each director and executive officer of Candela between the date the Voting Agreements were executed and the date the Merger is completed.  The Voting Agreements terminate upon the earlier of the consummation of the Merger, the termination of the Merger Agreement or upon the mutual written agreement of the parties; provided, however, that, subject to certain exceptions, the Voting Agreements provide that the directors and executive officers of Candela will not dispose of any ordinary shares of Syneron that they may receive in the Merger for a period of 180 days following the closing of the Merger.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the combination of Syneron Medical Ltd. and Candela Corporation pursuant to an Agreement and Plan of Merger (the “Merger”), Syneron Medical Ltd. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a proxy statement of Candela Corporation and a prospectus of Syneron Medical Ltd. and other relevant materials in connection with the proposed transactions.  Candela Corporation will file the same proxy statement/prospectus with the SEC as well as mail it to Candela Corporation stockholders.  Investors and security holders are urged to read the proxy statement/prospectus and the other relevant material when they become available because these materials will contain important information about Candela Corporation, Syneron Medical Ltd. and the proposed transaction.  The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, free copies of the documents filed with the SEC by Candela Corporation will be available on the investor relations portion of Candela Corporation’s website at www.candelalaser.com.  Free copies of the documents filed with the SEC by Syneron Medical Ltd. will be available on the investor relations portion of Syneron Medical Ltd.’s website at www.syneron.com.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Candela Corporation in connection with the Merger.  Information about executive officers and directors of Candela Corporation and their ownership of Candela Corporation common stock is set forth in Candela Corporation’s proxy statement, which was filed with the SEC on November 12, 2008 and is supplemented by other public filings made, and to be made, with the SEC.  Information about executive officers and directors of Syneron Medical Ltd. is set forth in Syneron Medical Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 24, 2009 and is supplemented by other public filings made, and to be made, with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd.

and their respective executive officers and directors in the Merger by reading the proxy statement/prospectus and the other filings and documents referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Candela Corporation and Syneron Medical Ltd., including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Candela Corporation and Syneron Medical Ltd., management of the combined company, the benefits of the proposed combination, the future financial performance of Syneron Medical Ltd. after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Candela Corporation and Syneron Medical Ltd. to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Candela Corporation’s stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in Candela Corporation and Syneron Medical Ltd.’s most recent Annual Report on Form 10-K and Form 20-F, respectively, as well as the other factors described in the filings that Candela Corporation and Syneron Medical Ltd. make with the SEC from time to time.  If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Candela Corporation and Syneron Medical Ltd.’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect the expectations and beliefs of Candela Corporation and/or Syneron Medical Ltd. as of the date of this document.  Candela Corporation and Syneron Medical Ltd. anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Candela Corporation and Syneron Medical Ltd. may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so.  The forward-looking statements of Candela Corporation and/or Syneron Medical Ltd. do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Candela Corporation or Syneron Medical Ltd.’s views as of any date after the date of this document.

Item 8.01       Other Events.

On September 9, 2009, Candela and Syneron issued a joint press release announcing, among other things, the execution of the Merger Agreement.  A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 8, 2009, among Syneron Medical Ltd., Syneron Acquisition Sub, Inc. and Candela Corporation

99.1	Form of Voting Agreement and a schedule of signatories thereto

99.2	Joint press release issued on September 9, 2009 by Syneron Medical Ltd. and Candela Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION

Date: September 9, 2009	By:	/s/ Paul R. Lucchese
		Name:	Paul R. Lucchese
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 8, 2009, among Syneron Medical Ltd., Syneron Acquisition Sub, Inc. and Candela Corporation

99.1	Form of Voting Agreement and a schedule of signatories thereto

99.2	Joint press release issued on September 9, 2009 by Syneron Medical Ltd. and Candela Corporation